UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 21, 2005

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay,Wisconsin		54304

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code		920-491-7000

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2005, Associated Banc-Corp announced its earnings for the second quarter of 2005. Associated Banc-Corp is placing on file as Exhibit 99.1 a copy of the Company’s news release relating to the earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp (Registrant)
Date July 21, 2005	By /s/ Brian R. Bodager (Signature)*
Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary

*	Print name and title of the signing officer under his signature.

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99.1	News Release dated July 21, 2005, with attachments